SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            Franklin Multi-Income Trust
                (Name of Registrant as Specified In Its Charter)

                            Franklin Multi-Income Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777


                              IMPORTANT INFORMATION
                               FOR SHAREHOLDERS OF
                           FRANKLIN MULTI-INCOME TRUST


The enclosed materials include your proxy statement and proxy card. The proxy card serves as a ballot which allows you to express your views regarding certain aspects of Franklin Multi-Income Trust's (the "Fund") operations. To assure that your votes are cast in accordance with your preferences, please fill out and sign the proxy card, and return it in the accompanying postage-paid envelope to the Fund.


The Fund requests your vote on five matters - the election of three Trustees, the confirmation of the Board of Trustees' appointment of the independent auditor for the Fund - which are annually presented to the Fund's shareholders for their consideration and three changes to the Fund's fundamental investment restrictions. Please complete, sign and mail the proxy card to the Fund to reduce expenses associated with conducting additional or follow-up solicitations of shareholders.

We look forward to receiving your votes on the proposed matters. Please take a moment to review these materials and return your proxy to the Fund.






                                TABLE OF CONTENTS
A Letter from the Chairman
Proxy Information ....................................................     1
Q&A ..................................................................     2
Notice Of Annual Meeting .............................................     5
The Proxy Statement ..................................................     7
Proposal 1 ...........................................................     7
Proposal 2 ...........................................................    13
Proposal 3 ...........................................................    14
Proposal 4 ...........................................................    14
Proposal 5 ...........................................................    15
Other Information ....................................................    16






A LETTER FROM THE CHAIRMAN

Dear Fellow Shareholders:

I am writing to request that you consider five matters that relate to your Franklin Multi-Income Trust (the "Fund"). The Board of Trustees (the "Board") of the Fund asks that you cast your vote in favor of:


      1.   Electing three Class 3 Trustees;


      2. Ratifying the appointment by the Trustees of PricewaterhouseCoopers LLP as the independent auditor for the Fund for its current fiscal year; and

      3.   Eliminating or revising three fundamental investment restrictions.

Each year, in accordance with legal requirements, the Fund, in connection with or as part of its annual meeting, submits the election of Trustees and the approval of the Fund's auditor to a shareholder vote. As in past years, we urge you to confirm the Board's recommendations by electing the proposed Trustees and ratifying the selection of the auditor.


We have also proposed eliminating certain fundamental investment restrictions. These restrictions were originally adopted to conform to mutual fund prohibitions in various states' "Blue Sky Laws," but because of Congressional action last year are no longer mandatory. With respect to the third restriction regarding lending, we believe that the recommended changes will provide additional investment opportunities to the Fund. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives.


The proxy statement includes explanatory notes (in italics) and a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. While much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Each shareholder's vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

                                                           Sincerely,


                                                          /s/ Charles B. Johnson
                                                          CHARLES B. JOHNSON
                                                          Chairman of the Board

                                PROXY INFORMATION

Franklin Multi-Income Trust (the "Fund") will host its Annual Shareholders Meeting on October 29, 1998, at our Headquarters at 777 Mariners Island Blvd., San Mateo, California 94404. The purpose is to vote on some important matters affecting the Fund.

The first few pages of this booklet summarize the Fund's proposals and explain the proxy process - including how to cast your vote(s). Before you vote, please read the full text of the proxy statement for a complete understanding of the proposals.

                    PROPOSALS 1 AND 2: ELECTION OF TRUSTEES;
            RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITOR

In accordance with certain legal requirements, the Fund is required to hold an annual shareholders meeting to elect trustees and ratify the appointment by the Fund's Board of the Fund's independent auditor for the current fiscal year.

                     PROPOSALS 3, 4 AND 5: THREE CHANGES TO
                       FUNDAMENTAL INVESTMENT RESTRICTIONS


We would like to make a number of minor changes to the Fund's fundamental investment restrictions. These proposals would eliminate prohibitions against:
(1) investment in oil, gas, mineral and real estate interests (although the Fund has no present intention in doing so); (2) engaging in short sales of securities; and (3) permit investment in a broader range of commercial loans. By eliminating or revising these fundamental investment restrictions, the Fund will gain added flexibility to pursue its investment objectives without affecting current operations. The Fund will continue to be subject to the Investment Company Act of 1940, as amended, and Board oversight with respect to the proposed transactions.


                                    -Q & A -

Q. WHO IS ASKING FOR MY VOTE?

A. Trustees of Franklin Multi-Income Trust (the "Fund") in connection with the Annual Shareholders Meeting to be held October 29, 1998 (the "Meeting"), have asked that you vote on several matters. It is expected that this proxy statement will be first mailed to shareholders on or about September 14, 1998.

Q. WHY DO I NEED TO VOTE?


A. Your vote makes a difference. Shareholders, like any other business owner, should express their opinions about the Fund's Board and auditor, and its operations. Further, if numerous shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with its Meeting. If this happens, we will need to mail proxies again -- a costly proposition for your Fund which you will ultimately bear in part. We encourage all shareholders to participate in the governance of the Fund.


Q. WHO GETS TO VOTE?

A. Any person who owned shares of beneficial interest ("Shares") of the Fund on the "record date," which was August 25, 1998, gets to vote at the Meeting and any adjournments, even if the investor later sold the Shares. Shareholders are entitled to cast one vote for each proposal, for each Share owned on the record date. Your completed and signed proxy will be voted in accordance with your instructions. If you sign the proxy, but do not mark a preference, your Shares will be voted in accordance with the Trustees' recommendations.

Q. HOW CAN I VOTE?

A. You can vote in any one of four ways:
   o By mail, with the enclosed ballot.
   o In person at the Meeting.
   o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/733-8481, ext. 420 or faxing your completed ballot to SCC at 1-800/733-1885. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q. I PLAN TO VOTE BY MAIL OR FAX. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. If you are an owner of a joint account, both owners must sign the proxy card. You should sign proxy cards for other types of accounts in a way that indicates your authority.

Q. HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote your Fund Shares FOR:

     1.   The election of all nominees as trustees;

     2. The ratification of the selection of PricewaterhouseCoopers LLP, as independent auditor;

     3. The elimination of the Fund's fundamental investment restriction regarding the purchase and sale of oil, gas, mineral and/or real estate interests;

     4. The elimination of the Fund's fundamental investment restriction regarding short sales of securities; and

     5.   The  amendment  to  the  Fund's  fundamental   investment  restriction
          regarding lending.

Q. HOW CAN I GET MORE INFORMATION ABOUT THE FUND?

A. A copy of the Fund's annual report has previously been mailed to shareholders. If you would like to have copies of the Fund's most recent annual report sent to you free of charge, please call us toll free at 1-800/DIAL BEN(R) or write to the Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please call us at 1-800/DIAL BEN(R) or SCC at 1-800/733-8481, ext. 420.

      THE NOTICE, SET FORTH BELOW, CONSTITUTES THE FORMAL AGENDA FOR THE ANNUAL SHAREHOLDERS MEETING. THE NOTICE SPECIFIES WHAT ISSUES WILL BE CONSIDERED BY SHAREHOLDERS, AND THE TIME AND LOCATION OF THE MEETING.


      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD, WHICH IS INCLUDED WITH THESE MATERIALS, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. THIS IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE U.S. YOU MAY ALSO VOTE BY TELEPHONE OR FAX, IF PREFERRED, BY FOLLOWING THE DIRECTIONS ON PAGE 2 OF THIS PROXY STATEMENT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MAIL IN YOUR EXECUTED PROXY OR VOTE PROMPTLY.


                           FRANKLIN MULTI-INCOME TRUST
                      NOTICE OF ANNUAL SHAREHOLDERS MEETING
                           TO BE HELD OCTOBER 29, 1998

To the Shareholders of Franklin Multi-Income Trust:

Notice is hereby given that the Annual Shareholders Meeting (the "Meeting") of Franklin Multi-Income Trust (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California, 94404 at 10:00 a.m. Pacific time, on October 29, 1998, to consider the following matters:

     1.   To elect three (3) Class 3 Trustees of the Fund.
     2. To ratify the selection of PricewaterhouseCoopers LLP, as independent auditor for the Fund for the current fiscal year.
     3. To eliminate the Fund's fundamental investment restriction regarding the purchase and sale of oil, gas, mineral and/or real estate interests.
     4. To eliminate the Fund's fundamental investment restriction regarding short sales of securities.
     5. To amend the Fund's fundamental investment restriction regarding lending.
     6. To consider any other business (none being known to the Board as of the date of this Notice) as may properly come before the Meeting.

                                              By Order of the Board of Trustees,

                                                           DEBORAH R. GATZEK
                                                           Secretary
San Mateo, California
Dated: September 14, 1998
--------------------------------------------------------------------------------
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
--------------------------------------------------------------------------------


      THE PROXY STATEMENT, WHICH BEGINS BELOW, IS DESIGNED TO FURNISH SHAREHOLDERS WITH THE INFORMATION NECESSARY TO VOTE ON THE MATTERS COMING BEFORE THE MEETING. IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT OUR TOLL FREE NUMBER: 1-800/DIAL BEN(R).


                           FRANKLIN MULTI-INCOME TRUST
                                 PROXY STATEMENT

                           ANNUAL SHAREHOLDERS MEETING
                           TO BE HELD OCTOBER 29, 1998

                        PROPOSAL 1: ELECTION OF TRUSTEES

THE ROLE OF TRUSTEES IS TO PROVIDE GENERAL OVERSIGHT OF THE FUND'S BUSINESS AND TO ENSURE THAT THE FUND IS OPERATED FOR THE BENEFIT OF SHAREHOLDERS. THE TRUSTEES MEET MONTHLY AND REVIEW THE FUND'S INVESTMENT PERFORMANCE. THE TRUSTEES ALSO OVERSEE THE SERVICES FURNISHED TO THE FUND BY ITS INVESTMENT ADVISER AND VARIOUS OTHER SERVICE PROVIDERS. THE BOARD OF TRUSTEES (THE "BOARD") RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.


Each of the three nominees is presently serving as a Trustee of the Fund, and was previously elected by the shareholders in 1995. Messrs. Johnson and Johnson have served as Trustees since the Fund's commencement of operations in 1989 and Mr. Jamieson has served since August, 1993.


The Fund's Board is divided into three classes, with each class standing for election every third year. The following persons have been nominated to be Class 3 Trustees of the Fund, to hold office for a three-year term ending in 2001, and until their successors are elected and shall qualify to serve: Edward B. Jamieson, Charles B. Johnson, and Rupert H. Johnson, Jr. Information on these nominees, as well as the other Trustees of the Fund who are not currently standing for election is provided below.

All of the nominees have consented to serve as Trustees if elected. However, if any nominee is not available for election at the time of the Meeting, the proxy holders may vote for any other person in their discretion, or they may choose not to elect or vote to elect anyone to fill the position. Provided that a quorum is present, the three nominees receiving the greatest number of votes will be elected. Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") are designated by an asterisk(*).

                                                                                            SHARES BENEFICIALLY
                                                                                                OWNED IN THE
                                                                              FUND SHARES    FRANKLIN TEMPLETON
                                                                             BENEFICIALLY      GROUP OF FUNDS
  NAME, AGE, ADDRESS AND                                                      OWNED AS OF   (INCLUDING THE FUND)
  FIVE-YEAR BUSINESS EXPERIENCE                           TERM OF OFFICE     JUNE 16, 1998   AS OF JUNE 16, 1998
-------------------------------------------------------------------------------------------------------------------
* Edward B. Jamieson (50)                                    8/98 - 7/01         None                181,521
  777 Mariners Island Blvd.
  San Mateo, CA 94404

  President and Trustee

  Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of four of the investment companies in the Franklin
  Templeton Group of Funds.

* Charles B. Johnson (65)                                    8/98 - 7/01         4,534             1,474,371
  777 Mariners Island Blvd.
  San Mateo, CA 94404

  Chairman of the Board and Trustee

  President, Chief Executive Officer and Director, Franklin Resources, Inc.;
  Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory
  Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin
  Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services,
  Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
  Resources, Inc. and of 50 of the investment companies in the Franklin
  Templeton Group of Funds; and FORMERLY, Director, General Host Corporation
  (nursery and craft centers).

* Rupert H. Johnson, Jr. (58)                                8/98 - 7/01         1,000            18,253,246
  777 Mariners Island Blvd.
  San Mateo, CA 94404

  Senior Vice President and Trustee

  Executive Vice President and Director, Franklin Resources, Inc. and Franklin
  Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.;
  Senior Vice President and Director, Franklin Advisory Services, Inc. and
  Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton
  Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

The following persons constitute the remaining Trustees.
                                                                                             SHARES BENEFICIALLY
                                                                                                OWNED IN THE
                                                                              FUND SHARES    FRANKLIN TEMPLETON
                                                                             BENEFICIALLY      GROUP OF FUNDS
  NAME, AGE, ADDRESS AND                                                      OWNED AS OF   (INCLUDING THE FUND)
  FIVE-YEAR BUSINESS EXPERIENCE                           TERM OF OFFICE     JUNE 16, 1998   AS OF JUNE 16, 1998
-------------------------------------------------------------------------------------------------------------------

  Frank H. Abbott, III (77)                                   8/96-7/99           440                613,974
  1045 Sansome Street
  San Francisco, CA 94111

  Trustee since 1989

  President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold
  Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

  Harris J. Ashton (66)                                       8/96-7/99           500                861,572
  191 Clapboard Ridge Road
  Greenwich, CT 06830

  Trustee since 1989

  Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
  Corporation (nursery and craft centers).

  S. Joseph Fortunato (66)                                    8/97-7/00           100                359,946
  Park Avenue at Morris County
  P.O. Box 1945
  Morristown, NJ 07962-1945

  Trustee since 1989

  Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin
  Templeton Group of Funds; and FORMERLY, Director, General Host Corporation
  (nursery and craft centers).

  Frank W.T. LaHaye (69)                                       8/97-00           1,000               745,011
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

  Trustee since 1989

  General Partner, Miller & LaHaye, which is the General Partner of Peregrine
  Ventures II (venture capital firm); Chairman of the Board and Director,
  Quarterdeck Corporation (software firm); Director, Digital Transmission
  Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General
  Partner of Peregrine Ventures (venture capital firm).


  Gordon S. Macklin (70)                                      8/96-7/99          1,800               458,864
  8212 Burning Tree Road
  Bethesda, MD 20817


  Trustee since 1992

  Director, Fund American Enterprises Holdings, Inc., MCI Communications
  Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of
  Securities Dealers, Inc.

THE TRUSTEES WHO ARE NOT AFFILIATED WITH THE FUND'S INVESTMENT MANAGER ARE PAID A FIXED FEE FROM THE FUND FOR SERVING ON THE BOARD. EACH OF THE TRUSTEES ALSO SERVE AS TRUSTEES OR DIRECTORS OF OTHER INVESTMENT COMPANIES IN THE FRANKLIN TEMPLETON GROUP OF FUNDS. THERE IS ONE COMMITTEE OF THE BOARD - THE AUDIT COMMITTEE - WHICH FURNISHES THE BOARD WITH RECOMMENDATIONS REGARDING THE SELECTION OF AUDITOR.

As of June 1, 1998, Trustees not affiliated with the investment manager ("nonaffiliated trustees") are paid fees of $60 per month plus $40 per meeting attended and are reimbursed for expenses incurred in connection with attending such meetings. Each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee pays a share of these expenses.


As indicated above,each of the Fund's nonaffiliated trustees also serve as directors or trustees of certain other investment companies in the Franklin Templeton Group of Funds. The Trustees and the Fund's investment manager believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent trustees who can more effectively oversee the management of the funds. They may receive fees for their services from other funds, as well. Many meetings of such other funds are on different days and times. The fees payable to nonaffiliated Board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table indicates the total fees paid to nonaffiliated trustees by the Fund AND by other funds in the Franklin Templeton Group of Funds.







                                                                   TOTAL FEES             NUMBER OF BOARDS IN
                                                                  RECEIVED FROM          THEFRANKLINTEMPLETON
                                       TOTAL FEES            THE FRANKLIN TEMPLETON        GROUP OF FUNDS ON
NAME                            RECEIVED FROM THE FUND**        GROUP OF FUNDS***        WHICH EACH SERVES****
-------------------------------------------------------------------------------------------------------------------
Frank H. Abbott, III                       $1,800                    $165,937                       27
Harris J. Ashton                            1,750                     344,642                       49
S. Joseph Fortunato                         1,750                     361,562                       51
David W. Garbellano*                          800                      91,317                       N/A
Frank W.T. LaHaye                           1,750                     141,433                       27
Gordon S. Macklin                           1,750                     337,292                       49


*Deceased September 27, 1997.
**For the fiscal year ended March 31, 1998, during which time fees at the rate of $100 per month plus $50 per meeting attended were in effect.
***For the calendar year ended December 31, 1997.
****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.


No officer or Trustee received any other compensation directly from the Fund. Certain officers or Trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation in the fees received by subsidiaries of Resources.

During the last fiscal year, there were 11 meetings of the Board. All of the Trustees attended at least 75% of such meetings except Mr. Jamieson who attended 73% of such meetings. In addition, there were a total of 351 meetings of other fund boards of the Franklin Templeton Group of Funds at different dates and times. Messrs. Abbott and LaHaye compose the Audit Committee of the Board with the function of making recommendations to the full Board with respect to the selection of auditor. The Audit Committee met three times during the fiscal year ended March 31, 1998.

THE EXECUTIVE OFFICERS OF THE FUND OTHER THAN THOSE LISTED ABOVE ARE:

--------------------------------------------------------------------------------
NAME, AGE, ADDRESS AND FIVE-YEAR BUSINESS EXPERIENCE

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.


NAME, AGE, ADDRESS AND FIVE-YEAR BUSINESS EXPERIENCE
--------------------------------------------------------------------------------

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Gregory E. Johnson (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

President, Franklin Templeton Distributors, Inc.; and Vice President, Franklin Resources, Inc. and Franklin Advisers, Inc.


NAME, AGE, ADDRESS AND FIVE-YEAR BUSINESS EXPERIENCE

--------------------------------------------------------------------------------
Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann (71)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

All officers serve at the pleasure of the Board.


On June 16, 1998, the Trustees and officers as a group beneficially owned 10,474.34 Shares or less than 1% of the Fund's outstanding Shares. All of the Trustees also own shares in various other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr., are brothers and the father and uncle, respectively, of Charles E. Johnson and Gregory E. Johnson.


Shareholders are entitled to one vote per Share. All voting rights are non-cumulative, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining Shares so voting will not be able to elect any Trustees.

                         PROPOSAL 2: TO RATIFY OR REJECT
                      THE SELECTION OF INDEPENDENT AUDITOR

COOPERS & LYBRAND L.L.P. HAS SERVED AS THE INDEPENDENT AUDITOR FOR THE FUND SINCE ITS INCEPTION IN 1989. PRICEWATERHOUSECOOPERS LLP IS THE SUCCESSOR ENTITY TO A COMBINATION OF COOPERS & LYBRAND L.L.P. WITH PRICE WATERHOUSE LLP. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS AUDITOR FOR THE FUND FOR THE FISCAL YEAR ENDING MARCH 31, 1999.


The Board is requesting ratification of its selection of PricewaterhouseCoopers LLP, Certified Public Accountants, as successor entity to Coopers & Lybrand L.L.P, as independent auditor to audit the books and accounts of the Fund for the fiscal year ending March 31, 1999. The selection of auditor was approved at a meeting of the Board on March 19, 1998, and included the favorable vote of a majority of the Trustees who are not interested persons of the Fund. A representative of PricewaterhouseCoopers LLP is not expected to be present at the Meeting. During the fiscal year ended March 31, 1998, the auditing services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Fund.


The favorable vote of a majority of the Shares represented at the Meeting, in person or by proxy, is required to ratify the selection of auditor.

              PROPOSAL 3: TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING THE PURCHASE AND SALE OF
                 OIL, GAS, MINERAL AND/OR REAL ESTATE INTERESTS
                                         &
                       PROPOSAL 4: TO ELIMINATE THE FUND'S
                  FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                            SHORT SALES OF SECURITIES


A CHANGE IN A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND REQUIRES SHAREHOLDER APPROVAL. ELIMINATING THE FUNDAMENTAL INVESTMENT RESTRICTIONS AGAINST INVESTING IN OIL, GAS, MINERAL AND/OR REAL ESTATE INTERESTS AND THE PROHIBITION AGAINST ENGAGING IN SHORT SALES OF SECURITIES WILL PROVIDE ADDED FLEXIBILITY FOR THE FUND IN SEEKING TO ACHIEVE ITS INVESTMENT OBJECTIVES. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF ELIMINATING THESE INVESTMENT RESTRICTIONS.


Proposal 4 would allow the Fund to engage in short sales of securities as part of its investment strategy rather than the current restriction limiting such use solely in connection with the clearance and settlement of securities or futures and options transactions. Depending on the circumstances, short sales may be an attractive investment alternative to purchasing securities. The Board believes that the ability to short securities may benefit the Fund as part of a hedging strategy and where other available transactions may not be financially attractive due to transaction costs and market illiquidity.

The existing fundamental investment restrictions identified by Proposals 3 and 4 do not permit the Fund to directly invest in oil, gas, mineral and/or real estate interests or to engage in short sales. These restrictions on investments and transactions that the Fund would otherwise be permitted to engage in are based on the prior law whereby the states regulated open-end investment companies. Although not subject to state regulation because the Fund is a closed-end investment company listed and traded on the New York Stock Exchange, Inc., the Fund for purposes of conformity initially adopted these state investment restrictions in 1988. In particular, fundamental investment restrictions in the Fund's prospectus state that the Fund may not:

      (1) Purchase or sell interests in oil, gas or mineral exploration or development programs, or real estate or any interest therein, except that the Fund may invest in securities issued by companies (including partnerships and real estate investment funds) that invest in such interests or are engaged in such activities and in mortgage related securities.

      (2) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities and except in connection with options and futures transactions. (the struck out language would be eliminated as an investment restriction under this Proposal 4)

The Board in requesting that shareholders approve eliminating these investment restrictions seeks to conform the Fund's investment restrictions with the 1940 Act and The National Securities Markets Improvement Act of 1996 (the "1996 Act") which was signed into law on October 11, 1996. One of the significant aspects of the 1996 Act is that it provides for exclusive federal regulation of registered investment companies by exempting from state review and registration such securities offerings.

In light of the foregoing legislative changes and for increased flexibility to adapt to changing market and economic conditions, the Board believes it would be appropriate to eliminate the Fund's fundamental investment restrictions as described in Proposals 3 and 4. By eliminating these unnecessary restrictions, the Fund would be provided with additional flexibility in the pursuit of its investment objectives.

The 1940 Act does not prohibit the Fund from engaging in the transactions currently prohibited, however, the Fund would be required in connection with short sale transactions to comply with the requirement of section 18(a)(1) of the 1940 Act. As currently required, the Fund will limit its use of short sales to 331/3% of the Fund's total assets after giving effect to the amount of the transaction. Under the requirements of section 18, the Fund, immediately after entering into any short sale transaction, is required to have asset coverage of at least 300%. Asset coverage is defined as the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of debt.

THE ELIMINATION OF THESE FUNDAMENTAL INVESTMENT RESTRICTIONS WOULD HAVE NO EFFECT ON THE CURRENT OPERATION OF THE FUND.

                   PROPOSAL 5: TO AMEND THE FUND'S FUNDAMENTAL
                    INVESTMENT RESTRICTION REGARDING LENDING

A CHANGE IN A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND REQUIRES SHAREHOLDER APPROVAL. ELIMINATING THE FUNDAMENTAL INVESTMENT RESTRICTION AGAINST OUTRIGHT LENDING RATHER THAN CONTINUING TO OPERATE THROUGH THE CURRENT EXCEPTIONS AVAILABLE TO THE FUND FOR LENDING PORTFOLIO SECURITIES, PURCHASING DEBT SECURITIES OR ENGAGING IN REPURCHASE TRANSACTIONS WILL PROVIDE ADDED FLEXIBILITY IN SEEKING ATTRACTIVE ALTERNATIVE INVESTMENTS TO ACHIEVE THE FUND'S INVESTMENT OBJECTIVES. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF AMENDING THIS INVESTMENT RESTRICTION.

The Board also is requesting that shareholders approve an amendment to the Fund's fundamental investment restriction regarding lending in order to permit the Fund to directly invest in corporate loans ("Corporate Loans"). The Board believes it would be appropriate and beneficial for the Fund to have the ability to engage in Corporate Loans so as to take advantage of significant investment opportunities that may exist from time to time in commercial lending markets.

An investment in a Corporate Loan would be structured so that the Fund would be one of a syndicate of lenders typically led by a large banking organization, which extends substantial credit directly to certain operating companies (the "corporate borrower"). In a Corporate Loan, the Fund would become a direct creditor of the corporate borrower. In many cases, such direct loan transactions are attractive because they typically are made at par, and unlike loan participations and assignments, do not impose a fee. In addition, to the extent that attractive investment opportunities were presented to the Fund through investment in participations in Corporate Loans, the proposed amendment to the investment restriction would permit the Fund to take advantage of such opportunities.

The Fund's current fundamental investment restriction as described in the prospectus prohibits making loans to other persons except through (1) the lending of its portfolio securities, (2) through the purchase of debt securities in accordance with its investment objective and policies, and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The Board believes that the ability to directly invest in Corporate Loans will enhance the Fund's investment flexibility in pursuing its investment objectives without increasing the Fund's overall risk. Accordingly, the Board is proposing that the following revision to the current fundamental investment restriction be adopted by shareholders:

      The Fund may not make loans to other persons except through (1) the lending of its portfolio securities, (2) through the purchase of debt securities, LOAN PARTICIPATIONS AND/OR ENGAGING IN DIRECT CORPORATE LOANS in accordance with its investment objective and policies, and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. (The underlined portion shows the proposed revision)

                                OTHER INFORMATION

The SEC requires that the following information be provided to the Fund's shareholders even though not directly related to the proposals you are being asked to consider.

FUND INFORMATION


As of August 25, 1998, the Fund had 5,857,600 Shares outstanding, each Share being entitled to one vote.


BENEFICIAL OWNERS

Occasionally, the number of Shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total Shares outstanding. To the Fund's knowledge, no person beneficially owns more than 5% of the Fund's outstanding Shares.

THE MANAGER

Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares, are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $236 billion in assets.

THE ADMINISTRATOR

Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources.

REQUIRED VOTE


Under Proposal 1, provided that a quorum is present at the Meeting, the three nominees receiving the greatest number of votes will be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining Shares voting will not be able to elect any Trustees. Approval of Proposal 2 requires the affirmative vote of a majority of all votes cast at the Annual Meeting.


Approval of Proposals 3, 4 and 5 requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or
(2) more than 50% of the Fund's outstanding shares, whichever is less.

You may revoke your previously granted proxy at any time before it is exercised
(1) by delivering a written notice to the Fund expressly revoking your proxy,
(2) by signing and forwarding to the Fund a later-dated proxy, or (3) by attending the Meeting and casting your votes in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund, Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, telegraph and personal interviews. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of pocket expenses, ranging between $6,770 and $8,641.

Abstentions and broker "non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against Proposals 3, 4 and 5. Brokers who hold shares as record owners for beneficial owners may have the authority under the rules of various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

SHAREHOLDER PROPOSALS

The Fund anticipates that its next annual meeting will be held in July, 1999. Any shareholder intending to present any proposal for consideration at the Fund's next annual meeting must, in addition to meeting other applicable requirements, mail such proposal to the Fund so that it is received at the Fund's executive offices not less than 120 days in advance of May 17, 1999.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended March 31, 1998, has previously been sent to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report by writing the Fund at the address above or calling the Fund at 1-800/DIAL BEN(R).



                                  OTHER MATTERS
The Board does not intend to bring any matters before the Meeting other than Proposals 1, 2, 3, 4 and 5 and is not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

In the event that sufficient votes in favor of the Proposals set forth in the Notice of Annual Shareholders Meeting are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate. This will permit further solicitation of proxies, even though a quorum is present. Any adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session are paid by the Fund.

                                                        Respectfully Submitted,
                                                        DEBORAH R. GATZEK
                                                        Secretary
Dated: September 14, 1998
San Mateo, California

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE SHARES ARE HELD JOINTLY, ALL SIGNATURES ARE REQUIRED.

                                     PROXY

                         FRANKLIN MULTI-INCOME TRUST

                   ANNUAL SHAREHOLDERS MEETING - OCTOBER 29, 1998


The undersigned hereby revokes all previous proxies for his shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Deborah R. Gatzek and Larry
L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Multi-Income Trust (the "Fund"), which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 10:00 a.m. Pacific time on the 29th day of October 1998, including any adjournments thereof, upon the matters set forth on the reverse side.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF EACH LISTED PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEES) AND WITHIN THE DISCRETION OF THE PROXY HOLDERS AS TO ITEM 6.


SEE REVERSE                                                 SEE REVERSE
   SIDE                                                        SIDE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE






X  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of Trustees for a three-year term
NOMINEES: Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr.

      O     FOR                           O     WITHHOLD AUTHORITY TO
            ALL                                 VOTE FOR ALL NOMINEES
            NOMINEES                            LISTED ABOVE

O                                               MARK HERE         O
                                                FOR ADDRESS
                                                CHANGE AND
______________________________________          NOTE BELOW
For all nominees except as noted above

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 2-5.
--------------------------------------------------------------------------------
2. Ratification of the selection of                   o FOR o AGAINST o ABSTAIN
PricewaterhouseCoopers LLP, Certified Public
Accountants, as the independent auditor for the
Fund for the fiscal year ending March 31, 1999.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. To eliminate the fundamental investment
restriction regarding the purchase and sale of oil,
gas, mineral and/or real estate interests.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. To eliminate the fundamental investment
restriction regarding short sales of securities.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5. To amend the fundamental investment restriction
regarding lending.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. To grant the proxy holders the authority to vote   o GRANT   o WITHHOLD
upon any other business that may legally come
before the meeting.
--------------------------------------------------------------------------------


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

Signature:_____________   Date:_______    Signature:_____________ Date:_______